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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)  April 24, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

               1-6627                                   25-0927646
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       (Commission File Number)              (IRS Employer Identification No.)

               100 AIRSIDE DRIVE
         MOON TOWNSHIP, PENNSYLVANIA                           15108
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    (Address of Principal Executive Offices)                 (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On April 24, 2006, the Board of Directors of Michael Baker Corporation appointed General (Ret.) Robert H. Foglesong to its Board of Directors bringing the total number of members on the Board to ten. General Foglesong will serve as a director until Michael Baker's Annual Meeting of Shareholders, when he will stand for election. A copy of the press release issued by Michael Baker on April 24, 2006 announcing this appointment is included as Exhibit 99.1 of this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
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99.1           Press release dated April 24, 2006 regarding the matter
               referenced in Item 5.02.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICHAEL BAKER CORPORATION


                                                By: /s/  William P. Mooney
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer
Date: April 25, 2006

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                                  EXHIBIT INDEX

Number      Description                            Method of Filing
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99.1        Press release dated April 24, 2006.    Filed herewith.